Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche CROCI® International Fund

John Moody has been added as portfolio manager of the fund and, together with Di Kumble, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche CROCI® International Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Di Kumble is provided as of August 31, 2015 and the information for John Moody is provided as of March 31, 2016:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Di Kumble	$0	$50,001 - $100,000
John Moody	$0	$10,001 - $50,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Di Kumble	5	$1,458,410,153	0	$0
John Moody	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Di Kumble	0	$0	0	$0
John Moody	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Di Kumble	20	$4,694,905,716	0	$0
John Moody	19	$4,615,990,285	0	$0

Please Retain This Supplement for Future Reference

May 17, 2016

SAISTKR-264